SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2000

                    FPB Financial Corporation
(Exact name of registrant as specified in its charter)

Louisiana	000-26403	72-1438784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 West Morris Avenue, Hammond, Louisiana		70403
(Address of principal executive offices)		(Zip Code)

Registrant=s telephone number, including area code: (504) 345-1880

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant=s Certifying Accountant

     The independent auditors of FPB Financial Corp. (the ACompany@) for 1999 and 1998 were Murphy, Whalen & Broussard, L.L.C. (AMurphy Whalen@). On August 21, 2000, the Company dismissed Murphy Whalen and engaged LaPorte, Sehrt, Romig & Hand (ALaPorte Sehrt@), independent certified public accountants. The decision to change auditors was recommended and approved by the Company=s audit committee and ratified by the Company =s Board of Directors. The decision was based on the Board of Directors= belief that LaPorte Sehrt has more experience with publicly registered companies.

     The decision to dismiss Murphy Whalen was not due to any disagreements with Murphy Whalen as to any matters of accounting principles or practices, financial statements disclosure, or audit scope or procedure. Murphy Whalen=s reports on the financial statements for 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During 1999 and 1998 and the interim period in 2000 preceding the dismissal of Murphy Whalen, there were no disagreements with Murphy Whalen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Murphy Whalen, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

     During 1999 and 1998 and the interim period in 2000 preceding Murphy Whalen=s dismissal, Murphy Whalen did not advise the Company of any of the following:

     (A)   that the internal controls necessary for the Company to develop reliable financial statements did not exist;

     (B)   that information had come to Murphy Whalen=s attention that made it unwilling to rely on management= s representations, or that made it unwilling to be associated with the financial statements prepared by management; or

     (C)(1)   of the need to expand significantly the scope of the Company=s audit, or that information had come to Murphy Whalen=s attention during such time period that caused it to conclude would, or if further investigated might, materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the then most recent financial statements covered by an audit report (including information that might preclude it from issuing an unqualified audit report on those financial statements), and (2) the issue was not resolved to Murphy Whalen=s satisfaction prior to its dismissal.

     During 1999 and 1998 and the interim period in 2000 preceding the dismissal of Murphy Whalen, neither the Company nor anyone acting on its behalf consulted LaPorte Sehrt regarding (i) either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company=s financial statements (and neither written nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue); or (ii) any matter that was the subject of a disagreement or a reportable event of a nature set forth above.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) and (b) Not applicable

      (c) The following exhibit is filed herewith.

Exhibit No.	Description
16.1	Letter from Murphy, Whalen & Broussard, L.L.C.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FPB FINANCIAL CORP.

Date: August 24, 2000	By: /s/ Fritz W. Anderson II Fritz W. Anderson II President and Chief Executive Officer